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                                   ELFUN FUNDS

                         SUPPLEMENT DATED JUNE 17, 1999
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999

The following restates the first sentence of the section titled "Mortgage Dollar Rolls" on page 33 of the Statement of Additional Information:

          With respect to 25% of total assets, the Diversified Fund and the Income Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.